Exhibit 10.22

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. ANY SUCH DISPOSITION MAY ALSO BE SUBJECT TO APPLICABLE STATE SECURITIES LAWS.

VOID AFTER 5:00 P.M., NEW YORK, NEW YORK TIME, ON THE EXPIRATION DATE (AS DEFINED BELOW).

Date of Issuance: March 28, 2014	Number of Shares: 10,000,000

WARRANT TO PURCHASE

SHARES OF COMMON STOCK OF

DELTATHREE, INC.

This certifies that, for value received, D4 Holdings, LLC, a Delaware limited liability company, and its permitted assigns or successors in interest (the “Holder”), is entitled to purchase from deltathree, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions hereof, at any time on or after the date of this Warrant and before 5:00 P.M., New York, New York time on the date which is ten (10) years after the date hereof (the “Expiration Date”), that number of fully paid and non-assessable shares of the Company’s common stock, par value $0.001 (the “Common Stock”), as set forth in Section 2 hereof.

1. Definitions. As used in this Warrant, the following terms shall have the meanings set forth below:

(a) “Exercise Period” means the period beginning on the date of this Warrant and ending on the Expiration Date.

(b) “Exercise Price” means $0.02 per share (as the same may be adjusted from time to time pursuant to the terms of this Warrant).

(c) “Fair Market Value” means, on any particular date (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of such Common Stock on such exchange over the five trading day period ending on such date, (b) if the Common Stock is then regularly traded over-the-counter, the average of the closing sale prices or secondarily the closing bid of such Common Stock over the five trading day period ending on such date, or (c) if there is no active public trading market for the Common Stock, the fair market value of one share of the Warrant Shares as determined in good faith by the Board of Directors of the Company.

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(d) “Person” (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization or any other form of entity not specifically listed herein, and any government, governmental department or agency or political subdivision thereof.

(e) “Securities Act” means the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

(f) “Warrant” means this Warrant and all stock purchase warrants issued in exchange therefor pursuant to the terms thereof.

(g) “Warrant Shares” means the shares of Common Stock issuable upon exercise of this Warrant.

2. Exercise of Warrant.

(a) Number of Shares Underlying Warrant. This Warrant shall be exercisable for up to 10,000,000 shares of Common Stock, as adjusted from time to time pursuant to the terms of this Warrant.

(b) Exercisability of Warrant. This Warrant may be exercised by Holder, in whole or in part, in accordance with its terms, at any time or from time to time beginning on the date hereof and ending at 5:00 p.m., New York City time, on the Expiration Date.

(c) Exercise Procedure.

(i) The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by delivery of a notice of exercise in the form set forth on the last page hereof (the “Exercise Notice”) at the principal office of the Company, and by the payment to the Company of the aggregate Exercise Price (in accordance with the next sentence) in an amount equal to the Exercise Price per share multiplied by the number of Warrant Shares then being purchased. The aggregate purchase price for Warrant Shares being purchased hereunder pursuant to such exercise may be paid either (A) by cash or wire transfer of immediately available funds, (B) by cancellation of indebtedness, (C) by surrender of a number of Warrant Shares which have a Fair Market Value equal to the aggregate purchase price of the Warrant Shares being purchased (“Net Issuance”) as determined herein, or (D) any combination of the foregoing. If the Holder elects the Net Issuance method of payment, the Company shall issue to Holder upon exercise a number of shares of Warrant Shares determined in accordance with the following formula:

X =	Y(A-B)
A

where:	X =	the number of Warrant Shares to be issued to the Holder;

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Y =	the number of Warrant Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

A =	the Fair Market Value of one (1) share of the Warrant Shares on the date immediately preceding the date of exercise; and
B =	the Exercise Price.

(ii) No fractional shares arising out of the above formula for determining the number of shares to be issued to the Holder shall be issued, and the Company shall, in lieu thereof, make payment to the Holder of cash in the amount of such fraction multiplied by the Fair Market Value of one (1) share of the Warrant Shares on the date of exercise.

(iii) In the event of any exercise of the rights represented by this Warrant, certificates for the Warrant Shares so purchased shall be delivered to the Holder as soon as practicable and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as practicable. Such exercise shall be deemed to have been made immediately prior to the close of business on the date the Holder delivers the Exercise Notice with respect to such exercise.

3. Reservation of Warrant Shares; Stock Fully Paid. During the Exercise Period, the Company shall reserve and keep available for issuance upon the exercise of the Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants. The Warrant Shares, upon issuance in accordance with the terms of this Warrant, will be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.

4. No Voting Rights; Limitations of Liability. This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase Warrant Shares, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder as a stockholder of the Company.

5. Representations of Holder; Restrictions on Transfer.

(a) The Holder certifies and represents to the Company that it is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder’s financial condition is such that it is able to bear the risk of holding the Securities for an indefinite period of time and the risk of loss of its entire investment. The Holder has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. The Holder is acquiring the Securities for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act. The Holder understands that the Securities have not been registered under the Securities Act, by reason of their issuance by the Company in a transaction exempt from the registration requirements of the Securities Act, and that the Securities must continue to be held by the Holder unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

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(b) The Holder agrees that the Holder will not transfer, sell or otherwise dispose of this Warrant without the express consent of the Company in its reasonable discretion. Notwithstanding the foregoing, the Holder may transfer all or any portion of this Warrant to an affiliate (as such term is defined in Rule 405 promulgated under the Securities Act) of the Holder.

(c) The Holder agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the Holder shall confirm in writing, by executing the form attached hereto, that the securities purchased thereby are being acquired for investment solely for the Holder’s own account and not as a nominee for any other person, and not with a view toward distribution or resale.

(d) The certificates representing the Warrant Shares shall have affixed thereto a legend in substantially the following form, in addition to other legends required by applicable state law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT.

(e) With respect to any offer, sale or other disposition of this Warrant or any Warrant Shares, the Holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof together with a written opinion of the Holder’s counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition of this Warrant or such Warrant Shares may be effected without registration under the Securities Act or qualification under any applicable state securities laws, and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares, as the case may be, to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Securities Act. If the Company shall consent to the transfer of this Warrant or such Warrant Shares, then each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Securities Act, unless in the aforesaid reasonably satisfactory opinion of counsel for the Holder or the security holder, as the case may be, such legend is not necessary in order to insure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

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6. Miscellaneous.

(a) Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended only if the Company has obtained the prior written consent of the Holder.

(b) Notices. Any notices required to be sent to the Holder will be delivered to the address set forth below. Any notices required to be sent to the Company will be delivered to the principal office of the Company as set forth on the signature page hereto. Any party may change the address to which correspondence to it is to be addressed by written notification as provided herein. All notices required or permitted hereunder, to be effective, shall be in writing and shall be deemed effectively given: (i) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (ii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iii) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

If to the Holder, to:

D4 Holdings, LLC
349-L Copperfield Blvd, #407
Concord, NC 28025
Attention: Robert Stevanovski, Manager and A second copy to Colleen Jones, General Counsel
Facsimile: 704.260.3304

(c) Descriptive Headings; Pronouns. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. All pronouns or any variation thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person, persons, entity or entities may require.

(d) Governing Law. This Warrant shall be governed by and construed in accordance with the internal and substantive laws of the State of Delaware and without regard to any conflicts of laws concepts which would apply the substantive law of some other jurisdiction.

(e) Successors and Assigns. Subject to Section 5, the provisions of this Warrant shall be binding upon, and inure to the benefit of, the respective successors and assigns of the parties hereto.

(f) Severability. In the event that any one or more of the provisions of this Warrant shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Warrant operate or would prospectively operate to invalidate this Warrant, then and in any such event, such provision(s) only shall be deemed null and void and shall not affect any other provision of this Warrant and the remaining provisions of this Warrant shall remain operative and in full force and effect and in no way shall be affected, prejudiced, or disturbed thereby.

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(g) Waiver of Jury Trial. EACH OF THE COMPANY AND THE HOLDER WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY SUITS, CLAIMS, COUNTERCLAIMS, AND ACTIONS OF ANY KIND ARISING UNDER OR RELATING TO THIS AGREEMENT. EACH OF THE COMPANY AND THE HOLDER ACKNOWLEDGES THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENTS TO THE OTHER THAT THIS WAIVER IS MADE KNOWINGLY AND VOLUNTARILY. THE COMPANY AND THE HOLDER EACH AGREE THAT ALL SUCH SUITS, CLAIMS, COUNTERCLAIMS, AND ACTIONS SHALL BE TRIED BEFORE A JUDGE OF A COURT OF COMPETENT JURISDICTION, WITHOUT A JURY.

(h) Adjustments.

(i) If at any time after the date hereof there is any change in the outstanding shares of capital stock of the Company by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under this Warrant in the aggregate and the Exercise Price, as applicable, shall be correspondingly adjusted to give the Holder, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Warrant Shares subject to this Warrant.

(ii) In case of any reclassification or change of outstanding securities of the class and series issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into a continuing corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of a sale of all or substantially all of the assets of the Company, unless this Warrant shall have been exercised or terminated in accordance with its terms, the Company, or such successor or purchasing corporation, shall execute a new Warrant, which provides that the Holder shall have the right to exercise such new Warrant and procure upon such exercise in lieu of each Warrant Share theretofore issuable upon exercise of this Warrant the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, merger or transfer by a holder of one share of the type of security issuable upon exercise of this Warrant. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6(h). The provisions of this Section 6(h)(ii) shall similarly apply to successive reclassifications, changes, mergers or transfers.

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(iii) If at any time after the date hereof any change occurs in the outstanding capital stock of the Company or any other event occurs as to which the other provisions of this Section 6(h) are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder in accordance with such provisions, then the independent members of the Board of Directors of the Company shall, in their reasonable good faith judgment, make an adjustment in the number and class of shares available under the Warrant, the Exercise Price or the application of such provisions, as applicable, so as to protect such purchase rights as aforesaid. The adjustment shall be such as to give the Holder upon exercise for the same aggregate Exercise Price the total number, class and kind of shares as the Holder would have owned had this Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.

(iv) Whenever the Exercise Price shall be adjusted pursuant to this Section 6(h), the Company shall issue a certificate signed by its chief financial officer or other executive officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price (and, if applicable, the number and type of security for which the Warrant may be exercised) after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the Holder.

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

COMPANY:

DELTATHREE, INC.

By:	/s/ Effi Baruch
Name:	Effi Baruch
Title:	Chief Executive Officer and President

Address:

Jerusalem Technology Park – Bldg. #9 P.O. Box 48265 Jerusalem 91481, Israel Attention: Chief Executive Officer Facsimile: 011.972.2.649.1200

HOLDER:

D4 HOLDINGS, LLC

By: Praescient, LLC, its Manager

By:	/s/ Robert Stevanovski
Name:	Robert Stevanovski
Title:	Manager

NOTICE OF EXERCISE

TO:	DELTATHREE, INC.

1. The undersigned hereby elects to purchase __________ shares of common stock, par value $0.001 (the “Common Stock”), of deltathree, Inc. (the “Company”) pursuant to the terms of that certain Warrant issued by the Company to D4 Holdings, LLC as of February __, 2014, and tenders herewith payment of the purchase price of such shares in full, together with all applicable transfer taxes, if any, in accordance with the election set forth in paragraph 2 below.

2. Manner of Exercise. The undersigned Holder elects to exercise the Warrant for such shares of Common Stock in the following manner:

☐	Cash Exercise. The undersigned tenders herewith payment of the aggregate Exercise Price for the Common Stock in the form of cash or wire transfer of immediately available funds.

☐	Cancellation of Indebtedness. The undersigned tenders payment of the aggregate Exercise Price for the Common Stock by cancelling $____________ of outstanding indebtedness owed by the Company to Holder, which cancellation shall be deemed effective simultaneously with the delivery of this Notice;

☐	Cashless or “Net Issuance” Exercise. The undersigned hereby elects to exercise this Warrant by means of a Net Issuance exercise pursuant to the provision of Section 2(c)(i) of the Warrant.

3. Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:

________________________________

(Name)

________________________________

________________________________

(Address)

4. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares in violation of applicable securities laws.

______________________________

                         (Signature)

__________________________

(Date)